UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 31, 2020

ESCO TECHNOLOGIES INC.

 (Exact Name of Registrant as Specified in Charter)

Missouri	1-10596	43-1554045
(State or Other	(Commission	(I.R.S. Employer
Jurisdiction of Incorporation)	File Number)	Identification No.)

9900A Clayton Road, St. Louis, Missouri	63124-1186
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 314-213-7200

Securities registered pursuant to section 12(b) of the Act:

Name of each exchange
Title of each class	Trading Symbol(s)	on which registered
Common Stock, par value $0.01 per share	ESE	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐   Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.113d-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition

Today, February 4, 2020, the Registrant is issuing a press release (furnished as Exhibit 99.1 to this report) announcing its fiscal 2020 first quarter financial and operating results. See Item 7.01, Regulation FD Disclosure, below.

Item 5.07	Submission of Matters to a Vote of Security Holders

The 2020 Annual Meeting of the Registrant’s stockholders was held on January 31, 2020. Each of the 25,981,313 shares entitled to vote at the meeting was entitled to one vote on each matter voted on at the meeting. The affirmative vote of a majority of the shares represented in person or by proxy at the meeting was required to elect each director and to approve each of the other proposals considered at the meeting. The vote totals below are rounded down to the nearest whole share, and Broker Non-Votes are not considered to be entitled to vote on the matter in question and are therefore not counted in determining the number of votes required for approval.

At the meeting, there were 24,216,503 shares represented and entitled to vote on one or more matters at the meeting, or 93.2% of the outstanding shares. The voting on each of the proposals at the meeting was as follows, rounded down to the nearest whole share:

Proposal 1 – Election of Directors:

Nominee	“For”	“Withhold”	Broker Non-Votes	Percent of Shares Entitled to Vote on the Nominee Voting “For”
Patrick M. Dewar	23,310,817	151,105	754,580	99.4%
Vinod M. Khilnani	23,214,143	247,779	754,580	98.9%
Robert J. Phillippy	23,015,960	445,963	754,580	98.1%

Because each nominee received a majority of the shares represented at the meeting and entitled to vote on the nominee, all of the nominees were duly elected.

Proposal 2 – Ratification of the Registrant’s appointment of KPMG LLP as the Registrant’s independent registered public accounting firm for the 2020 fiscal year:

“For”	“Against”	“Abstain”	Broker Non-Votes	Percent of Shares Entitled to Vote on the Proposal Voting “For”
23,742,907	439,084	34,511	0	98.0%

Because the proposal received a majority of the shares represented at the meeting and entitled to vote on the matter, it was duly approved.

Proposal 3 – Advisory vote on the resolution to approve the compensation of the Registrant’s executive officers (“Say on Pay”):

“For”	“Against”	“Abstain”	Broker Non-Votes	Percent of Shares Entitled to Vote on the Proposal Voting “For”
22,575,451	801,582	84,890	754,980	96.2%

Because the proposal received a majority of the shares represented at the meeting and entitled to vote on the matter, it was duly approved.

Item 7.01	Regulation FD Disclosure

Today, February 4, 2020, the Registrant is issuing a press release (Exhibit 99.1) announcing its fiscal 2020 first quarter financial and operating results. The Registrant will conduct a related Webcast conference call today at 4:00 p.m. Central Time. The press release will be posted on the Registrant’s web site located at http://www.escotechnologies.com and can be viewed through the “Investor News” page of the web site under the “Investor Center” tab, although the Registrant reserves the right to discontinue that availability at any time.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description of Exhibit
99.1	Press Release dated February 4, 2020
104	Cover Page Inline Interactive Data File

Other Matters

The information in this report furnished pursuant to Item 2.02 and Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 as amended (“Exchange Act”) or otherwise subject to the liabilities of that section, unless the Registrant incorporates it by reference into a filing under the Securities Act of 1933 as amended or the Exchange Act.

References to the Registrant’s web site address are included in this Form 8-K and the press release only as inactive textual references, and the Registrant does not intend them to be active links to its web site. Information contained on the Registrant’s web site does not constitute part of this Form 8-K or the press release.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 4, 2020
ESCO TECHNOLOGIES INC.

	By:	/s/Gary E. Muenster
Gary E. Muenster
Executive Vice President and Chief Financial Officer